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                                                                  Exhibit 10.33

                                 LEASE AGREEMENT

                   CHAUTAUQUA AIRLINES INC. DBA\USAIR EXPRESS

     THIS LEASE AGREEMENT made and entered into this 17th day of June, 1994, by and between the Indianapolis Airport Authority (hereinafter called "AUTHORITY"), a municipal corporation in the State of Indiana, with offices at Indianapolis International Airport Indianapolis, Indiana, and Chautauqua Airlines, Inc. dba\USAir Express, (hereinafter called "LESSEE"),

                                   WITNESSETH

     In consideration of promises made herein AUTHORITY and LESSEE agree on the following terms and conditions.

     1.   LEASED PREMISES

          The "Leased Premises" as used in this Lease shall consist of 8,253.5 square feet of space located on the third floor of the Administration Building at Indianapolis International Airport and more particularly shown on Exhibit "A" dated July 15, 1994, attached hereto and made a part of this Lease.

     2.   TERM

          The term of this Lease shall be six (6) years commencing July 1, 1994, and expiring June 30, 2000.

               In the event LESSEE shall continue to occupy the Leased Premises beyond the Lease term or any extension thereof without AUTHORITY's written renewal thereof, such holding over shall not constitute a renewal or extension of this Lease, but shall create a tenancy from month to month which may be terminated at any time by AUTHORITY or LESSEE by giving thirty (30) days written notice to the other party.

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     3.   RENTAL

          A.   LEASED PREMISES

               As rental for the use of said Leased Premises and appurtenances thereto, LESSEE agrees to pay per annum in accordance with the following rental schedule, payable in advance in twelve (12) equal payments on the first day of each calendar month.

               RENTAL SCHEDULE

               9/16/94 THRU 6/30/95 - 8,253.5 sq.ft. x $4.50 p.s.f. = $37,140.75
               per year, payable at $3,095.07 per month

               7/1/95 THRU 6/30/96 - 8,253.5 sq.ft. x $5.00 p.s.f. = $41,267.50
               per year, payable at $3,438.96 per month

               7/1/96 THRU 6/30/97 - $,253.5 sq.ft. x $7.00 p.s.f. = $57,774.50
               per year, payable at $4,814.55 per month

               7/1/97 THRU 6/30/2000 - 8,253.5 sq.ft. x $13.00 p.s.f.=
               $107,295.50 per year, payable at $8,941.30 per month

                    The parties agree that no rental shall be due AUTHORITY
               during the initial construction phase but shall commence on the date of occupancy or September 16, 1994, whichever comes first.

                    Any partial month of rent shall be prorated. Said rent shall be payable at the office of the AUTHORITY or such other place as AUTHORITY may from time to time designate.

          B.   REIMBURSEMENT OF CONSTRUCTION COSTS

               The parties hereby acknowledge that AUTHORITY shall contract through the public bid process for renovation of the Leased Premises and AUTHORITY hereby agrees to pay a maximum of one Hundred Fifty Thousand and 00/100 Dollars ($150,000.00) for said construction costs.

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                    LESSEE hereby agrees to reimburse AUTHORITY for the
               construction costs in seventy-two (72) equal payments of Two Thousand Five Hundred Fifty-seven and 00/100 Dollars ($2,557.00) each, which will be invoiced separately from rental, commencing July 1, 1994. If LESSEE or AUTHORITY, for any reason whatsoever, terminates this Lease Agreement prior to the June 30, 2000, expiration date of this Lease, LESSEE hereby agrees to pay AUTHORITY the total remaining unpaid balance due for the construction costs reimbursement upon presentation of invoice by AUTHORITY. [ILLEGIBLE]

     4.   PURPOSE

          LESSEE shall use the Leased Premises for office space for administrative functions of LESSEE and for no other purpose.

     5.   ACCEPTANCE AND IMPROVEMENTS

          The parties hereby agree that AUTHORITY will accept public bids for the renovation of the Leased Premises and will pay said construction costs up to One Hundred Fifty Thousand and 00/100 Dollars ($150,000.00). Any further improvements to the Leased Premises shall be made by LESSEE at LESSEE's expense. LESSEE shall submit to AUTHORITY, its plans and specifications for any proposed improvements to obtain a work permit as well as complying with such other conditions required by AUTHORITY. LESSEE shall provide to AUTHORITY a written certification of improvement costs paid by LESSEE within sixty
          (60) days following completion of construction.

     6.   MAINTENANCE

          AUTHORITY agrees to furnish reasonable heat, electricity,

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          water and air conditioning. LESSEE agrees to keep the Leased Premises in a neat, clean and sanitary condition, and LESSEE shall provide janitorial services required by it to maintain the interior of the Leased Premises.

     7.   ALTERATIONS

          All fixtures, carpeting and other improvements attached to the building shall become the property of AUTHORITY upon installation, subject to LESSEE's leasehold rights. All non-attached personal property, trade fixtures and equipment shall remain the property of LESSEE.

     8.   INDEMNITY

          LESSEE agrees to indemnify fully, and save and hold AUTHORITY harmless from and against all claims and actions and all expenses incidental to the investigation and defense thereof, based on or arising out of damages or injuries to third persons or their property, caused by the fault or negligence of LESSEE, provided, however, that LESSEE shall not be liable for any injury or damage or loss occasioned by the negligence of AUTHORITY, its agents or employees, and provided further that AUTHORITY shall give LESSEE prompt and reasonable notice of any such claims or actions, and LESSEE shall have the right to investigate, compromise and defend the same. LESSEE agrees to carry and keep in force, with a company suitable to AUTHORITY, public liability insurance covering personal injury and property damage and such other insurance as may be necessary to protect AUTHORITY herein from such claims and actions aforesaid. Without limiting its liability as foresaid, LESSEE agrees to carry and keep in force such

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          insurance with single limit of liability for personal injury and property damage in a sum not less than $1,000,000.00 for any one accident and to furnish AUTHORITY with proper certificate that such insurance is in force designating the AUTHORITY as an additional insured.

     9.   FIRE INSURANCE

          LESSEE may, at its option, maintain fire and extended coverage insurance upon its property. In the event the Leased Premises are partially or totally damaged or destroyed by fire or other casualty and the Leased Premises can be repaired or rebuilt within sixty (60) days of the date of such occurrence, this Lease shall remain in full force and effect, and AUTHORITY shall promptly repair such damage at its own expense, but there shall be a proportionate abatement of rent for so much of the Leased Premises as may be untenantable during the period of repair or restoration. If AUTHORITY shall determine that said Leased Premises has been so damaged that it cannot be repaired or restored within the limit of time above specified, AUTHORITY may notify LESSEE of the termination of the Lease Agreement and release LESSEE from any further liability for the payment of rent from and after the date of such occurrence of loss. If the loss is caused by LESSEE or its invitees, LESSEE shall restore the Leased Premises to the condition immediately before such loss at LESSEE's expense, and the rent shall not abate.

     10.  TAXES

          LESSEE shall pay all personal property taxes which may be accessed against furnishings or other personal property belonging to LESSEE located on the Leased Premises.

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     11.  ASSIGNMENT

          This Lease shall not be assigned, nor the premises sublet or occupied by others, without written consent of AUTHORITY.

     12.  TERMINATION OF LEASE

          A.   TERMINATION BY LESSEE

               LESSEE, in addition to all other rights at law or in equity, may terminate this Lease and terminate its obligations hereunder at any time that LESSEE is not in default in the payment of rentals to AUTHORITY and all reimbursement of construction costs have been paid by LESSEE to AUTHORITY. LESSEE shall provide to AUTHORITY sixty (60) days advance written notice of said termination, to be served as hereinafter provided, and by surrender of the Leased Premises, upon or after the happening of any one of the following events:

               1. The issuance by any court of competent jurisdiction of an injunction or order, or the enactment of any law, ordinance or regulation or other act of a governmental body that in any way prevents or restrains the use of the Airport, so as to substantially affect LESSEE's use of the Airport;

               2. The default by AUTHORITY in the performance of any covenant or agreement herein required to be performed by AUTHORITY, and the failure of AUTHORITY to undertake and be continuing to remedy such default for a period of sixty (60) days after receipt from LESSEE of written notice to remedy the same; provided, however, that no notice of termination, as above provided, shall be of any force or effect if AUTHORITY shall have remedied the default prior to receipt of LESSEE's notice of termination; and,

               3. The assumption by the United States Government of any authorized agency thereof of the operation, control, or use of the Airport and facilities, or

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                    any substantial part or parts thereof, in a manner as
                    substantially to restrict LESSEE for a period of at least thirty (30) days from full use of its Leased Premises, and in that event, just and proportionate part of the rent hereunder shall be abated.

          B.   TERMINATION BY AUTHORITY

               AUTHORITY, in addition to all other rights at law or in equity, may declare this Lease terminated in its entirety, subject to and in the manner provided in Paragraph A above, upon or after the happening of any one or more of the following events, and may exercise all rights of entry and re-entry upon the Leased
               Premises:

               1. The failure to pay all installments of rent and construction costs reimbursement when due (with interest) within thirty
                    (30) days after receipt by LESSEE of written notice to pay such rent;

               2. The filing of LESSEE of a voluntary petition in bankruptcy or the making of any assignment of all or any part of LESSEE's assets for benefit of creditors;

               3. The adjudication of LESSEE as a bankrupt pursuant to any involuntary bankruptcy proceedings;

               4. The taking by a court of competent jurisdiction of LESSEE or its assets pursuant to proceedings brought under the provisions of any federal reorganization act;

               5. The appointment of a receiver or a trustee of LESSEE's assets by a court of competent jurisdiction and the failure of LESSEE to dismiss the same within ninety (90) days or a voluntary agreement with LESSEE's creditors;

               6. The breach by LESSEE of any of the covenants or agreement herein contained, and the failure of LESSEE to take appropriate action to remedy such breach within thirty (30) days after receipt by LESSEE of written notice from AUTHORITY; and

               7.   The abandonment of the Leased Premises.

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     13.  AUTHORITY'S RIGHT OF ENTRY

          AUTHORITY reserves the right to enter upon the Leased Premises to examine the same and make such repairs, alterations or additions as it may deem necessary for the safety, improvement or preservation of said building but at such times not to interfere unreasonably with LESSEE'S use of Leased Premises.

     14.  QUIET POSSESSION

          AUTHORITY covenants that LESSEE, upon pay paying the rental herein provided and performing all of the covenants of this Lease to be performed by it, shall have quiet possession of the premises during the term hereof and any extension term.

     l5.  USE OF COMMON FACILITIES

          LESSEE shall have the right of ingress to and egress from said Leased Premises for LESSEE, its officers, employees, agents, customers, suppliers, patrons and invitees and shall enjoy the same, in common with others authorized so to do, of said airport terminal and appurtenances.

     16.  NON-DISCRIMINATION

          LESSEE for itself, its personal representatives, successors in interest, and assigns, as a part of the consideration hereof, does hereby covenant and agree that (1) no person on the grounds or race, color, or national origin shall be excluded form participation in, denied the benefits of, or be otherwise subjected to discrimination in the use of said facilities, (2) that in the construction of any improvements on, over, or under such land and the furnishing of services thereon, no person on the grounds of race, color, or national

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          origin shall be excluded from participation in, denied the benefits of, or otherwise be subject to discrimination, (3) that the LESSEE shall use the premises in compliance with all other requirements imposed by or pursuant to Title 49, Code of Federal Regulations, Department of Transportation, Subtitle A, Office of the Secretary,
          Part 21, Nondiscrimination in Federally-assisted programs of the Department of Transportation-Effectuation of Title VI of the Civil Rights Act of 1964, and as said Regulations may be amended.

     17.  AFFIRMATIVE ACTION

          The LESSEE assures that it will undertake an affirmative action program as required by 14 CFR Part 152, Subpart E, to insure that no person shall on the grounds of race, creed, color, national origin, or sex be excluded from participating in any employment activities covered in 14 CFR Part 152, Subpart E. The LESSEE assures that no person shall be excluded on these grounds from participating in or receiving the services of benefits of any program or activity covered by this subpart. The LESSEE assures that it will require that its covered suborganizations provide assurances to the LESSEE that they similarly will undertake affirmative action programs and that they will require assurances from their suborganizations, as required by 14 CFR Part 152, Subpart E, to the same effect.

     18.  SIGNS

          LESSEE shall have the right to place its name in a dignified manner outside the entrance to said premises. The location

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          and form of all signs will be subject to the prior approval of
          AUTHORITY, which approval will not be unreasonably withheld.

     19.  PARAGRAPH HEADINGS

          The paragraph headings are inserted only as a matter of convenience in reference, and in no way define, limit or describe the scope or intent of any paragraph of this Lease.

     20.  NOTICE

          whenever any notice or payment is required by this Lease to be made, given or transmitted to the parties hereto, such notice or payment shall be deemed to have been given if enclosed in an envelope with sufficient postage attached to insure delivery and deposited in the United States mail, addressed to:

          AUTHORITY....................Executive Director
                                       Indianapolis Airport Authority
                                       Indianapolis International Airport
                                       Box 100, 2500 S. High School Rd.
                                       Indianapolis, IN 46241

          LESSEE.......................Chautauqua Airlines, Inc.
                                       Box 160, 2500 S. High School Rd.
                                       Indianapolis, IN 46241

          or such other place as either party shall in writing designate in the manner herein provided.

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above mentioned at Indianapolis Indiana.

                                       INDIANAPOLIS AIRPORT AUTHORITY

                                       By /s/ Michael W. Wells
                                          --------------------------------------
                                          Michael W. Wells, President

                                       By /s/ Gordon St. Angelo
                                          --------------------------------------
                                          Gordon St. Angelo, Vice President

                                       By /s/ Betty J. Johnson
                                          --------------------------------------
                                          Betty J. Johnson, Secretary

                                       By /s/ Lawrence A. O'Connor
                                          --------------------------------------
                                          Lawrence A. O'Connor, Jr., Member

                                       By /s/ Murvin S. Enders
                                          --------------------------------------
                                          Murvin S. Enders, Member

                                                      AUTHORITY

CHAUTAUQUA AIRLINES, INC.

By /s/ [ILLEGIBLE]
   ---------------------------
Title Vice President
      ------------------------

              LESSEE

Attachment: Exhibit "A" - Leased Premises

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[GRAPHIC]